AMENDED AND RESTATED INTERCREDITOR AGREEMENT
                               (Deutsche Lenders)


         AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of February 17, 1999, between IMC MORTGAGE COMPANY, a Florida corporation (the "Company"), GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GREENWICH FUND, L.P., a Delaware limited partner ship, GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership (each a "Facility Lender" and collectively, the "Facility Lenders"), and GERMAN AMERICAN CAPITAL CORPORATION ("GAC") and ASPEN FUNDING CORP. ("Aspen", and collectively with GAC, the "Existing Lenders"). Capitalized terms used in this Agreement without definition have the meanings given to them in the Loan Agreement (as hereinafter defined) as such terms are defined in the Loan Agreement on the date hereof (or as amended by any amendment thereto approved by the Existing Lenders).

                                    RECITALS

         A. The Company has entered into a Loan Agreement, dated as of Octo ber 1 the Facility Lenders, pursuant to which the Facility Lenders have agreed to extend to the Company Commitments to loan, in the aggregate, $33,000,000 (the "Initial Loans"), subject to the terms and conditions set forth in the Initial Loan Agreement, which Initial Loans are evidenced by the Notes (as defined in the Initial Loan Agreement) and entitled to the benefit of certain guarantees and security provided under certain of the other Loan Documents (as defined in the Initial Loan Agreement).

         B. Pursuant to (i) the Loan and Security Agreement, dated March 17, 1998, as amended from time to time, by and among the Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co.,
(IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and GAC, as lender (the "GAC Agreement", and (ii) the Loan and Security Agreement, dated March 17, 1998, as amended from time to time, by and among the Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and Aspen Funding Corp., as lender, (the "Aspen Loan Agreement", and collectively with the "GAC Agreement", the "Existing Loan Agreements"), and other related agreements in favor of the Existing Lenders (collectively with the Existing Loan Agreements, the "Existing Loan Documents"), the Existing Lenders have agreed to provide on an uncommitted basis, collateralized interim financing to the Company from time to time, to enable the Company to finance certain mortgage loans and for other purposes provided therein; and the Company and certain of its Subsidiaries have granted a security interest in the Collateral (as hereinafter defined) in order to secure their respective obligations under the Existing Loan Documents (the "Existing Obligations").

         C. The Company intends to enter into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of February __, 1999, by and among Greenwich Street Capital Partners II L.P., a Delaware limited partnership ("GSCP"), the Company, IMC 1999 Acquisition Co., Inc., a Delaware corporation and a wholly owned subsidiary of GSCP and its affiliates ("Acquisition"), pursuant to which Acquisition would be merged with and into the Company and GSCP and its affiliates would be issued common stock of the surviving corporation representing approximately 93.5% of the outstanding common stock of the surviving corporation (the "Merger").

         D. In connection with the Merger Agreement, the Facility Lenders have or intend to enter into (i) Amendment No. 1 to the Initial Loan Agreement ("Amendment No. 1"), providing for the Facility Lenders to extend to the Company additional Commitments (the "Interim Commitments") to loan in the aggregate not less than an additional $5,000,000 (the "Interim Loans") and (ii) an agreement with Acquisition, dated as of February __, 1999, obligating the Facility Lenders, upon consummation of the Merger, to enter into an amendment to the Initial Loan Agreement, as amended (the "Amendment"), pursuant to which the Facility Lenders will agree to extend to the Company Commitments to loan, in the aggregate, an amount which, together with the Interim Commitments, will equal an additional $40,000,000 (the "Additional Loans" and, together with the Initial Loans and the Interim Loans, the "Loans"), subject to the terms and conditions set forth in the Initial Loan Agreement, as amended by Amendment No. 1 and the Amendment (as the same may be further modified, supplemented or restated from time to time, the "Loan Agreement"), which Loans are evidenced by the Notes (as defined in the Loan Agreement) and entitled to the benefit of certain guarantees and security provided under certain of the other Loan Documents (as defined in the Loan Agreement).

         E. The Company, the Facility Lenders and the Existing Lenders have previously entered into an Intercreditor Agreement, dated as of October 12, 1998 (the "Original Intercreditor Agreement"). In order to induce the Facility Lenders to enter into the Amendment and GSCP to enter into the Merger Agreement, the Facility Lenders, the Company, and the Existing Lenders have agreed to enter into this agreement amending and restating the Original Intercreditor Agreement (as so amended and restated, the "Intercreditor Agreement").

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Lenders and the Facility Lenders agree to amend and restate the Original Intercreditor Agreement to read in its entirety as follows:

         Section 1. Standstill. (a) Each of the Facility Lenders and the Existing Lender agrees, subject to the terms of this Agreement, that for the Standstill Period, it shall not:

          (i) file or join in the filing of any involuntary petition in bankruptcy with respect to the Company or its Subsidiaries, or initiate or participate in any similar proceedings for the benefit of creditors, including any proceeding for the appointment of a trustee, receiver, conservator or liquidator of the Company or its Subsidiaries or any portion of its assets;

          (ii) seek to collect or enforce by litigation or otherwise, any payment obligations under the Existing Loan Documents or the Loan
     Documents; provided that nothing in this Section 1 shall prohibit the Facility Lenders from exercising their Exchange Option;

          (iii) make any Margin Calls or other demands for payment in respect of, or additional collateral to secure the Existing Obligations; provided, however, that this clause shall not adversely affect the right of the Existing Lenders to take any actions to preserve, protect or perfect their liens in the Collateral;

          (iv) declare a default or event of default under, or exercise or enforce any right or remedy under, or accelerate the maturity of any Existing Obligation or Loan under, any Existing Loan Document or Loan Document; or

          (v) seek to attach, sequester or otherwise proceed against any of the Collateral.

         (b) The Standstill Period may be terminated by the Existing Lenders or the Facility Lenders by written notice to the Company and each other Creditor upon the occurrence of any of the following:

          (i) a failure by the Company under the Existing Loan Agreement to make to the Existing Lenders any scheduled payment of interest, which failure continues unremedied for two days, or any payment of principal due in respect of payoffs or prepayments of mortgage loans comprising any portion of the Collateral or any payment of principal due pursuant to Section 5 hereof;

          (ii) any intentional fraud or misrepresentation by the Company;

          (iii) immediately upon a failure of the Facility Lenders to make (x) an Advance (as defined in the Initial Loan Agreement) under the Initial Loan Agreement following a request of the Company thereunder, (y) an Interim Loan under the Initial Loan Agreement as amended by Amendment No. 1 following a request by the Company thereunder or (z) immediately upon consummation of the Merger, the Additional Loans under the Loan Agreement;

          (iv) immediately in the event any Other Existing Lender takes any of the actions described in Section 1(a) of its Other Intercreditor Agreement, or, in the case of the Existing Lenders, immediately in the event any Facility Lender takes any of the actions described in Section 1(a) of this Agreement, or, in the case of the Facility Lenders, immediately in the event either Existing Lender takes any of the actions described in Section 1(a) of this Agreement, in each case whether or not it shall have given notice of termination of the Standstill Period.

          (v) the condition contained in subclause (y) of clause (i) of the definition of "Standstill Period" to the extension of the Standstill Period beyond the date which is 150 days from and after the date hereof shall not have been satisfied on or before such date;

          (vi) a Change of Control or payment of the Take-Out Premium;

          (vii) an event shall occur and be continuing for a period of ten Business Days which permits any holder of indebtedness for borrowed money of the Company or any Subsidiary outstanding (other than any Creditor) to accelerate the maturity of such indebtedness or exercise remedies with respect to property of the Company or any Subsidiary, without such indebtedness being paid or the rights of such holder to take such action being waived, stayed or subjected to a standstill or other agreement of such holder to forbear from exercising remedies, reasonably satisfactory to the Creditors;

          (viii) the Company shall not have entered into the Merger Agreement and Amendment No. 1 on or before February 19, 1999;

          (ix) the independent servicer described in Section 5(h) of this Agreement shall not have been retained on or before the date which is 30 days after the date of consummation of the Merger; and

          (x) the Company shall, at any time on or after the date of consummation of the Merger, repay all or any portion of the Loans.

         (c) The Standstill Period shall terminate automatically without notice or other action by any Creditor upon the occurrence of any of the following:

          (i) the Company or any Subsidiary shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property; or the Company or any Subsidiary shall admit in writing (to any creditor, governmental authority or judicial court or tribunal) its inability to pay its debts generally as they come due or shall fail generally to pay its debts as they become due, or shall make a general assignment for the benefit of its creditors; or the Company or any Subsidiary shall file a voluntary petition in bankruptcy or a volun tary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law, or shall consent to the entry of an order for relief in an involun tary case under any such law; or the Company or any Subsidiary shall file an answer admitting the material allegations of a petition filed against the Company in any such proceeding, or otherwise seek relief under the provisions of any existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an arrangement, agreement, composition, extension or adjustment with its creditors; or the Company or any Subsidiary shall take or publicly announce its intention to take corporate action in furtherance of any of the foregoing; or

          (ii) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or any Subsidiary or of any substantial part of its property, or any substantial part of the property of the Company or any Subsidiary shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 30 days after the date of entry thereof; or

          (iii) an involuntary petition against the Company or any Subsidiary in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 30 days thereafter, or a decree or order for relief in respect of the Company or any Subsidiary shall be entered by a court of competent jurisdiction in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Company, any court of com petent jurisdiction shall assume jurisdiction, custody or control of the Company or any Subsidiary or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 30 days.

         Section 2. Grant of Security Interest. (a) In order to secure full and timely payment of the Obligations under the Loan Agreement, and to secure the performance of all of the other obligations of the Company under the Loan Documents, the Company and each Subsidiary hereby mortgages, pledges and assigns and transfers to the Facility Lenders, and grants to the Facility Lenders, a continuing perfected security interest in, and a lien in the Collateral. The Facility Lenders agree to release their lien in respect of any whole loan mortgage, which is sold by the Company to either Existing Lender for a purchase price not less than the advance rate in respect of such mortgage.

         (b) The Facility Lenders agree for the benefit of the Existing Lenders that during the continuance of the Standstill Period and thereafter until the earlier of (i) the satisfaction of the Existing Obligations in full, (ii) the exercise by the Existing Lenders of any right to attach, sequester, foreclose or otherwise exercise remedies with respect to the Collateral, and (iii) 180 days after the expiration or earlier termination of the Standstill Period, the Facility Lenders will not seek to attach, sequester, foreclose, levy on or otherwise exercise remedies with respect to the Collateral, provided that nothing herein shall restrict the Facility Lenders from commencing suit on its Notes or for payment of its Loan or enforcement of any other obligation owing to it under the Loan Documents.

         Section 3. Acknowledgment and Priorities. (a) Each Existing Lender hereby acknowledges and consents to the entrance by the Company into the Loan Documents and the granting of the lien in the Collateral granted pursuant to
Section 2; provided, however, notwithstanding anything to the contrary contained in the Loan Agreement, the Notes or any of the Loan Documents, the parties hereto acknowledge and agree that any security interest in or other rights with respect to any Collateral granted to secure the Existing Obligations under the Existing Loan Agreements or otherwise has and shall have priority over any security interest in such Collateral granted pursuant to this Agreement, the Initial Loan Agreement, the Loan Agreement or the other Loan

Documents irrespective of:

          (i) the time, order or method of attachment or perfection of the security interest created by this Agreement, the Initial Loan Agreement, the Loan Agreement or any Loan Document;

          (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral;

          (iii) anything contained in any filing or agreement to which the Facility Lenders, the Company, the Collateral Agent under the Security Documents now or hereafter may be a party, and

          (iv) the rules for determining priority under the U.C.C. or other laws governing the relative priorities of secured creditors.

         (b) Each Existing Lender hereby agrees that, following payment in full of all the Existing Obligations hereunder, any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, held by it shall be held for the benefit of the Facility Lenders, provided that if such Collateral is then subject to the prior lien of another creditor, the Existing Lender may hold it for the benefit of such other creditor and the Facility Lenders as their interests may appear. If the Existing Lender has elected not to hold such Collateral following payment in full of the Existing Obligations, it shall promptly forward any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, to the Collateral Agent.

         (c) Nothing contained in this Agreement shall alter or impair the Existing Lenders' rights under the Existing Loan Documents from and after the termination of the Standstill Period in accordance herewith or be interpreted to mean that the Existing Lenders have any obligation under the Existing Loan Documents or otherwise to return any proceeds received on a sale or deemed sale of any Pledged Securities or Mortgage Loans to the Company or any Subsidiary, except as expressly provided herein.

         Section 4. Reserved Rights. (a) Notwithstanding anything in this Agreement to the contrary, the Company and the Facility Lenders agree that this Agreement shall in no manner impair any right of the Existing Lenders under the Existing Loan Agreements to enforce any condition precedent to any obligation it may have thereunder to make future Advances to the Company and its Subsidiaries, nor shall this Agreement limit the right of the Existing Lenders to make Margin Calls in respect of the hedging transactions with respect to U.S. treasury securities that the Company may have entered into with either Existing Lender outside of the Existing Loan Documents. All rights and obligations of the Existing Lenders under the Existing Loan Documents to make Advances or not make Advances shall not be affected by this Agreement.

         (b) In addition and notwithstanding anything to the contrary contained herein, this Agreement shall not (i) apply to any Advances made from and after the date hereof, or any other obligation of the Company or any of its Subsidiaries to either Existing Lender or any of its Affiliates incurred from and after the date hereof or (ii) limit the rights of either Existing Lender or any Affiliate thereof (x) to purchase mortgage loans from the Company or any of its Subsidiaries, (y) to receive principal and/or interest at the applicable mortgage rate on mortgage loans purchased by such Existing Lender or any such Affiliate from the Company or any of its Subsidiaries or (z) to sell mortgage loans to the Company or any of its Subsidiaries.

         Section 5. Fees; Amortization. (a) From and after the date this Agreement becomes effective, (i) within five days following the effective date hereof, in the case of any Available Cash Flow from Securitization Receivables received prior to the effective date hereof for January and February 1999 and
(ii) within five days following the receipt by the Existing Lender each month of Available Cash Flow from Securitization Receivables, the Existing Lender shall apply the Applicable Percentage of such Available Cash Flow from Securitization Receivables to repayment of principal of the Existing Obligations under the Existing Loan Documents secured by the Pledged Securities generating such Available Cash Flow from Securitization Receivables and shall remit the balance of such Available Cash Flow from Securitization Receivables to the Company, which may use such funds for general corporate purposes.

         (b) Upon consummation of the first to occur of (i) the Merger or (ii) a Change in Control, the Company shall pay the Existing Lenders a fee of $1,000,000 in the aggregate payable in immediately available funds to such account at such bank as the Existing Lenders may direct.

         (c) Upon consummation of the Merger, the Company shall repay $1,500,000 of the principal of the Existing Obligations.

         (d) The Company shall use its best efforts to sell or otherwise liquidate each Mortgage Loan financed under the Existing Loan Documents which as of the date of consummation of the Merger was a Delinquent Mortgage Loan and apply the proceeds thereof to repayment of the amount advanced under the Existing Loan Documents promptly upon receipt thereof. The Company shall repay the principal amount outstanding under the Existing Loan Documents in an amount equal to the Mortgage Loan Differential in respect of one third of such Delinquent Mortgage Loans on the date of consummation of the Merger. In the event more than one-third in aggregate principal amount of all such Delinquent Mortgage Loans remain outstanding and have not been sold or liquidated by September 30, 1999, the Company shall repay the principal amount outstanding under the Existing Loan Documents in respect of a portion of such Delinquent Mortgage Loans which, together with such Delinquent Mortgage Loans that are no longer outstanding or have been sold or liquidated by September 30, 1999, represent two-thirds of all such Delinquent Mortgage Loans in an amount equal to the Mortgage Loan Differential. In the event any such Delinquent Mortgage Loan remains outstanding and is not sold or liquidated by December 31, 1999, the Company shall repay the principal amount outstanding under the Existing Loan Documents in respect of such Delinquent Mortgage Loan in an amount equal to the Mortgage Loan Differential.

         (e) Within 15 days following the end of each month from and after the consummation of the Merger, the Company shall repay the principal amount outstanding under the Existing Loan Documents in respect of each Mortgage Loan financed there under which during such calendar month and after the consummation of the Merger first became, and as of the last day of such calendar month remained, a Delinquent Mortgage Loan in an amount equal to the Mortgage Loan Differential.

         (f) The Company shall immediately repay the amount outstanding under the Existing Loan Documents by the amount equal to the Net Proceeds of Sale of Securi tization Receivables in respect of any Pledged Securities sold or otherwise disposed of by the Company or any Subsidiary during such calendar month. The Company shall not sell or otherwise dispose of any Pledged Securities without the Existing Lenders' consent and without reaching agreement with the Existing Lenders as to an appropriate reduction of the Minimum Repayment Amount, such consent and agreement not to be unreasonably withheld or delayed by the Existing Lenders or the Company. The parties agree that it would be reasonable for either Existing Lender to withhold its consent to the sale of any Pledged Securities if, in its sole discretion, the Existing Lender concludes that such sale will impair its ability to be paid the Existing Obligations, the selling price for the Pledged Securities should be higher or the Pledged Securities have not been adequately marketed.

         (g) Within one day following the end of each calendar month commencing with the calendar month in which the date of the consummation of the

Merger is deemed to occur, the Company shall repay the principal amount outstanding under the Existing Loan Documents by an amount equal to the excess, if any, of the Minimum Repayment Amount for the applicable period specified in clause (a) through (l), both inclusive, of the definition of "Minimum Repayment Amount", over the aggregate amount applied to such repayment in respect of such period pursuant to Section 5(a) and this Section 5(g).

         (h) The Company shall use best efforts to retain the services of a rated and approved independent servicer with expertise in servicing delinquent mortgage loans to assist it in servicing Delinquent Mortgage Loans.

         (i) The Company shall, on the date three months after the date hereof, repay any existing Advances, which Advances were outstanding as of October 12, 1998, secured by Mortgage Loans other than Delinquent Mortgage Loans. With respect to each Advance secured by Mortgage Loans other than Delinquent Mortgage Loans made under the Existing Loan Agreements on or after October 12, 1998, the Company shall repay such Advance on the date which is six months after such Advance was made. Upon payment of any such Advance in full, the Existing Lenders shall release the related Mortgage Loan from the lien of the Existing Loan Documents. In the event the Company realizes net proceeds from the sale of any such Mortgage Loans so released in excess of the aggregate amount of Advances so repaid pursuant to this Section 5(i), the Company will promptly apply such excess to the repayment of other Advances then outstanding.

         (j) In the event the Company shall fail to pay when due any amount due to the Existing Lender under this Agreement, the Existing Lender may set off such amount against Available Cash Flow from Securitization Receivables or payments on Pledged Loans otherwise payable to the Company hereunder.

         Section 6. Condition Precedent. The effectiveness of this Agreement shall be subject to the condition that each of the other existing lenders listed on Schedule I (the "Other Existing Lenders") shall have entered into an Other Intercreditor Agreement in the form annexed hereto. The Company shall furnish the Existing Lenders complete and correct copies of each such Other Intercreditor Agreement within one business day of its execution.

         Section 7. Certain Definitions.

         "Additional Collateral" means cash or additional collateral reasonably acceptable to the Existing Lenders transferred to either Existing Lender pursuant to the applicable Existing Loan Agreement.

         "Advance" means advances made by either Existing Lender to the Company or any Borrower, pursuant to the terms and conditions of the applicable Existing Loan Agreement.

         "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or
(b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

         "Applicable Percentage" means (i) for January 1999, 43.33%, (ii) for each calendar month commencing on or after February 1, 1999 to the date of consummation of the Merger, 65%, (iii) for the first six calendar months commencing on or after the date of the consummation of the Merger, 65%, and (iv) for the next six months, 70%. For purposes of applying the foregoing, if the date of consummation of the Merger occurs on or before the fifteenth day of a month, the Merger shall be deemed to have been consummated as of the first day of such month, and if the date of consummation of the Merger occurs after the fifteenth day of a month, then the Merger shall be deemed to have been consummated as of the first day of the succeeding month.

         "Assets" means the collective reference to Mortgage Loans, Lender Mortgage and Pledged Securities.

         "Available Cash Flow from Securitization Receivables" means the amount of any distribution with respect to, or prepayment of, any Pledged Securities.

         "Borrowers" means any of IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., CoreWest Banc, Equity Mortgage Co.
(IMC), Inc., American Home Equity Corporation, Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc., National Lending Group, Inc. and any additional Persons that may become Borrowers under either Existing Loan Agreement.

         "Cash Collateral Account" means a cash collateral account established and maintained by the Existing Lenders pursuant to the terms and conditions of the Existing Loan Agreements.

         "Change of Control" means the occurrence of any of the following events (other than as a consequence of the issuance of the Preferred Stock to the Facility Lenders upon exercise of the Exchange Option or the consummation of the Merger):

          (i) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire within one year), directly or indirectly, of more than 50% of the Voting Stock of the Company; or

          (ii) the Company consummates any sale, lease, exchange or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, in any transaction or series of transactions not in the ordinary course of business; or

          (iii) the Company engages in a merger, consolidation or similar business combination with any third party.

         "Collateral" means all of the Company's or any Borrower's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located:

         all Assets;

         all Collateral Documents, including without limitation all promissory notes relating to or evidencing the Assets, and all Servicing Records, servicing agreements and any other collateral pledged or otherwise relating to such Collateral, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

         all securities, monies or property representing dividends or interest on any of the foregoing, or representing a distribution in respect of the foregoing, or resulting from a split-up, revision, reclassification or other like change of the foregoing or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the foregoing;

         all Pooling and Servicing Agreements;

         all Collection Accounts and amounts on deposit therein;

         all Cash Collateral Accounts and amounts on deposit therein;

         all guaranties and insurance (issued by governmental agencies or otherwise including without limitation, FHA Mortgage Insurance) and any insurance certificate or other document evidencing such guaranties or insurance relating to any item of Collateral and all claims and payments thereunder;

         all other insurance policies and insurance proceeds relating to any item of Collateral;

         all Interest Rate Protection Agreements;

         all Additional Collateral provided to the Existing Lenders;

         all  of  the  Company's  or  any  Borrower's   rights,  but  not  their
obligations, under any purchase agreements and servicing agreements and all servicing rights covering or relating to any item of the Collateral to which the Company or any of the Borrowers are a party;

         all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the items listed in the foregoing items;

         any other right, interest or property of the Company or any Subsidiary now or hereafter securing the performance by the Company or any Subsidiary of the Existing Obligations; and

         any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

         "Collateral Documents" means, with respect to the items of Collateral, the documents comprising the Collateral File for such Collateral.

         "Collateral File" means, with respect to each Mortgage Loan, those documents that are delivered to the Custodian or which at any time come into the possession of the Custodian, pursuant to the terms and conditions of either Custodial

Agreement.

         "Collection   Account"  means  a  collection  account  established  and
maintained by the Existing Lenders pursuant to the terms and conditions of the Existing Loan Agreements.

         "Common Stock" means the Company's common stock, par value $0.01 per share.

         "Company" means IMC Mortgage Company, a Florida corporation, and any successor by merger and any entity purchasing all or substantially all of the assets of the Company.

         "Creditor" means any of the Facility Lenders, the Existing Lenders or any Other Existing Lender.

         "Custodial Agreements" means separate Custodial Agreements by among the Company, certain of its Subsidiaries, Custodian and each Existing Lender, as the same shall be modified and supplemented and in effect from time to time.

         "Custodian" means BankBoston, N.A., as custodian under the Custodial Agreements, and its successors and permitted assigns thereunder.

         "Delinquent Mortgage Loan" means any Mortgage Loan which, as of any date of determination, is more than 90 days delinquent in payment of any principal or interest due thereunder.

         "FHA" means the Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

         "FHA Loan" means a Mortgage Loan which is the subject of FHA Mortgage Insurance.

         "FHA Mortgage Insurance" means mortgage insurance authorized under the National Housing Act, as amended from time to time, and provided by the FHA.

         "FHA Regulations" means regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.

         "FNMA"  means  the  Federal  National  Mortgage  Association,   or  any
successor thereto.

         "HUD" means the Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA Mortgage Insurance, including subdivisions thereof such as the FHA.

         "Interest Rate Protection Agreement" means, with respect to any or all of the Mortgage Loans, any short sale of a US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "Lender Mortgage" means, with respect to any REO Property owned or to be owned by the Borrowers a duly executed and recorded mortgage, deed of trust or similar instrument in favor of either Existing Lender on such REO Property, which Lender Mortgage shall (A) name either Existing Lender as the mortgagee thereon or the benefi ciary thereof and (B) be on a FNMA uniform instrument (or another form acceptable to the Existing Lenders).

         "Lien" means, as defined in the Uniform Commercial Code in effect in any jurisdiction, with respect to the mortgages, liens, pledges, charges, security interests or similar encumbrances created pursuant to the applicable Existing Loan Agreement.

         "Margin Call" means the right of the Existing Lenders to give notice to require the Company or any Subsidiary to transfer to the Existing Lenders cash or additional collateral.

         "Minimum Repayment Amount" means for each of the one- through twelve-month periods commencing with the calendar month in which the date of the consummation of the Merger is deemed to occur, the applicable amount as follows:
(a) first month, $333,000 (b) first two months, $666,000, (c) first three months, $1,000,000, (d) first four months, $2,000,000, (e) first five months, $3,000,000, (f) first six months, $4,000,000, (g) first seven months, $5,166,000, (h) first eight months, $6,333,000, (i) first nine months, $7,500,000, (j) first ten months, $8,666,000, (k) first eleven months, $9,833,000, and (l) twelve months, $11,000,000. For purposes of applying the foregoing, if the date of consummation of the Merger occurs on or before the fifteenth day of a month, then the Merger shall be deemed to have been consummated as of the first day of such month, and, if the date of consummation of the Merger occurs after the fifteenth day of a month, then the Merger shall be deemed to have been consummated as of the first day of the succeeding month.

         "Mortgage" means the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on the fee in real property securing the Mortgage Note.

         "Mortgage Loan" means a mortgage loan which the Custodian has been instructed to hold for the applicable Existing Lender pursuant to a Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all of the Company's or any Borrowers' right, title and interest in and to the Mortgaged Property covered by such Mortgage.

         "Mortgage Loan Differential" means, with respect to any Delinquent Mortgage Loan, the excess of the amount originally advanced by the applicable
Existing Lender to the Company under the applicable Existing Loan Agreement in respect of such Delinquent Mortgage Loan, reduced by any amount previously applied in reduction of the principal amount outstanding under the applicable Existing Loan Agreement in respect of such Delinquent Mortgage Loan pursuant to
Section 5(d) and Section 5(e) hereof, over an amount equal to 80% of the unpaid principal amount of such Mortgage Loan at the time of such advance.

         "Mortgage Note" means the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

         "Mortgaged Property" means the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

         "Mortgagor" means the obligor on a Mortgage Note.

         "Net Proceeds of Sale of Securitization Receivables" means the proceeds, net of any reasonable out-of-pocket costs of sale or disposition, realized by the Company or any Subsidiary from any sale, lease or other disposition of any Pledged Securities.

         "Original BankBoston Forbearance Agreement" means the Forbearance and Intercreditor Agreement, dated as of October 12, 1998, between the Company, the Facility Lenders and BankBoston, N.A.

         "Other Existing Lenders" has the meaning specified in Section 6.

         "Other Intercreditor Agreements" means the separate intercreditor agreements among the Company, an Other Existing Lender and the Facility Lenders.

         "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

         "Pledged Securities" means the Subordinated Securities pledged to an Existing Lender from time to time and held by such Existing Lender as Collateral under the applicable Existing Loan Agreement.

         "Pooling and Servicing Agreement" means any pooling and servicing agreement, sale and servicing agreement, trust agreement or other agreement pursuant to which the Mortgage Loans ultimately underlying any of the Pledged Securities are serviced or administered or the Pledged Securities are issued or exchanged.

         "REO Property" means a fee in real property acquired by the Borrowers pursuant to or in connection with a purchase agreement, including a Mortgaged Property acquired through foreclosure of a Mortgage Loan or by deed in lieu of such foreclosure.

         "Securitization Transaction" means all underwritings or private placements of (1) securities issued by or sponsored by and (2) backed by Mortgage Loans or substantially similar assets acquired by or owned by Borrowers or the Company (or any of their respective Affiliates), including without limiting the generality of the foregoing, any of either entity's securitization and other collateralized term financing transactions that involve Mortgage Loans or substantially similar assets.

         "Servicing Records" means any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Collateral.

         "Standstill Period" means a period ending on the first to occur of (i) the later of (x) 150 days from and after the date hereof and (y) one year from and after the date of consummation of the Merger, if the Company shall have, on or before the 150th day from and after the date hereof, consummated the Merger and delivered (by facsimile transmission or otherwise in accordance with Section 16 hereof) to each Creditor confirmation thereof, (ii) termination of the Standstill Period in accordance with Section 1(b) or (c) hereof or (iii) termination of the Merger Agreement.

         "Subordinated Securities" means interest-only strips, residual interests, subordinated interests or reserve certificates issued and transferred to the Debtor or Borrowers in connection with any Securitization Transaction or any other collateral as the Secured Party may deem appropriate.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         Section 8. Notice of Advances under the Loan Agreement, etc. (a) The Company shall give prior written notice to the Existing Lenders of each request for an Additional Advance under Section 2.10 of the Initial Loan Agreement as amended by Amendment No. 1 contemporaneously with making such request to the Facility Lenders. The Company shall give written notice to the Existing Lenders immediately upon either the funding of an Additional Advance (together with such evidence thereof as the Existing Lenders may reasonably request) or the refusal of Facility Lender to fund such Additional Advance, as the case may be.

         (b) The Company shall give each Creditor prompt written notice of any event which upon notice or lapse of time or both would constitute an event of default in respect of any of its outstanding Debt.

         (c) The Company shall give the Existing Lenders and the Facility Lenders prompt written notice of any event that would permit termination of the Standstill Period pursuant to clauses (iii), (iv), (vi), (vii), (viii), (ix) or
(x) of Section 1(b) hereof.

         (d) The Company shall give the Existing Lenders prompt written notice of the entering into of the Merger Agreement and Amendment No. 1, the consummation of the Merger, the entering into of the Amendment and the funding by the Facility Lenders of the advances thereunder.

         (e) Notwithstanding the provisions of the Existing Loan Agreement, during the Standstill Period, the Company shall pay interest on the principal amount outstanding under the Existing Loan Agreement to the Existing Lenders weekly on Friday of each week or, if Friday is not a Business Day, on the next Business Day.

         (f) The Company shall not repay any principal outstanding under the Loan Agreement during the Standstill Period.

         (g) During the Standstill Period (without limiting any obligations under the Existing Loan Documents), the Company shall deliver to the Existing Lenders at the same time it delivers to the Facility Lenders, the Disclosure Letter, the Three-Month Business Plan, any Updated Business Plan and all other financial statements and reports required to be provided to the Facility Lenders pursuant to Section 5.5 of the Loan Agreement.

         Section 9. Acknowledgment of Obligations. The Company acknowledges that its obligations under the Existing Loan Documents and the lien on the Collateral securing the Existing Obligations remain in full force and effect, and that the Company has no defenses, counterclaims or offsets to its obligations under the Existing Loan Documents and that such liens are valid, perfected and enforceable. The Company hereby waives the application of the automatic stay in any bankruptcy proceeding in respect of the Existing Obligations and the obligations under the Loan Documents and the Company and each Creditor consents to the modification of the stay to permit the exercise by the Existing Lenders or the Facility Lenders of their rights in respect of the Collateral, provided that the foregoing shall not be construed to modify the provisions of Sections 2(b) and 3 hereof. This document shall not constitute a waiver, amendment or modification of the Existing Loan Documents, the Existing Obligations or the Loan Documents except as expressly referred to herein and shall not be construed as a waiver or consent to any future action on the part of the Company that would require a waiver or consent of the Existing Lenders or the Facility Lenders, respectively, except to the extent expressly provided herein.

         Section 10. Amendments, Etc. No amendment, modification, supplement, termination, consent or waiver of this Agreement or any term or provision of this Agreement shall be effective and binding unless in writing and signed by the Existing Lenders, the Other Existing Lenders and the Facility Lenders. Any such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         Section 11. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12. No Bankruptcy Suits. The Facility Lenders agree that they will not institute against or join any other person in instituting against Aspen any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and a day after the latest maturing commercial paper note issued by Aspen is paid in full.

         Section 13. Letter Agreement. The Company and the Facility Lenders agree that notwithstanding any of the provisions of this Agreement, this Agreement does not supersede the provisions of the (i) the Letter Agreement regarding certain issues in connection with the Existing Loan Agreements, dated as of October 12, 1998 by and between the Company and the Existing Lenders and
(ii) the Letter Agreement re: DBS Underwriting Mandate, dated October 12, 1998, as amended, between Deutsche Bank Securities and IMC Mortgage Company and each such Letter Agreement shall remain in full force and effect in conformance with the terms thereof.

         Section 14. Additional Payments. In the event that the Company or any Affiliate proposes to sell or otherwise liquidate any Pledged Securities (or any securitization receivables pledged or transferred to any Other Existing Lender having the right to receive all or a portion of the proceeds of such sale or liquidation) at a time when the amount of the Existing Obligations secured by such Pledged Securities (or the amount of the Existing Obligations (as defined in an Other Intercreditor Agreement) owing to such an Other Existing Lender secured by, or subject to repurchase obligations in respect of, such other securitization receivables) remaining outstanding is or would, after giving effect to any payment required to be made upon such sale or liquidation, be less than 40% of such Existing Obligations as of the date this Agreement became effective and which is in addition to the payments contemplated under the provisions of Section 5 of this Agreement or Section 5 of any Other Intercreditor Agreement or the Original Forbearance and Intercreditor Agreement, each as may be amended from time to time (including, without limitation, any amounts received on account of sales of Pledged Securities (or such securitization receivables) pursuant to Section 5(f) which cause the amount received pursuant to Section 5(a) and 5(f) in a given month to exceed the Minimum Repayment Amount), the Company shall not effect any such sale or liquidation unless it shall take such steps as may be necessary to cause payments to be made in respect of the Existing Obligations and the Existing Obligations (as defined in the Other Intercreditor Agreements) owing to such Other Existing Lenders on a pro rata basis calculated based on the respective outstanding principal balance of such Existing Obligations owing to each Existing Lender and each such Other Existing Lender.

         Section 15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         Section 16. GOVERNING LAW; VENUE AND JURISDICTION. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF, AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITIGATED IN, FEDERAL OR, IN THE ABSENCE OF FEDERAL SUBJECT MATTER JURISDICTION, STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK UNLESS SUCH ACTIONS OR PROCEEDINGS ARE REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THE IMMEDIATELY PRECEDING SENTENCE. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH PARTY MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SEC TION 19.

         Section 17. Expenses. In addition to the foregoing, the Company will also reimburse the Existing Lenders and the Facility Lenders promptly for their reasonable out-of-pocket costs and expenses incurred by such Persons or their respective employees, agents or advisors in connection with the performance of their respective obligations and duties hereunder and, to the extent the Existing Loan Documents so provide, under the Existing Loan Documents, and for any reasonable fees and expenses of legal or other professional advisors to the Existing Lenders and the Facility Lenders engaged in connection with the preparation and negotiation of this Agreement and review and negotiation of all related documents, including the Merger Agreement, Loan Agreement, and monitoring performance of all related documents. If such fees are not paid by the Company within 30 days of submission, the Existing Lenders may pay such fees from Available Cash Flow from Securitization Receivables and payments on Mortgage Loans.

         Section 18. Agreement May Constitute Financing Statement. The Company and the Existing Lenders consent to the filing of this Agreement or a photocopy thereof as a financing statement under the UCC as in effect in any jurisdiction in which the Facility Lenders may determine such filing to be necessary or desirable.

         Section 19. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party by facsimile transmission or by hand delivery at the following address or facsimile number, or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party and each other Creditor,
(a) if to the Facility Lenders, Greenwich Street Capital Partners II, L.P., c/o Greenwich Street Capital Partners, Inc., 388 Greenwich Street, New York, New York 10013, Attn.: Sanjay Patel; Tel: (212) 816- 1149, Fax: (212) 816-0166; with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, attention: Steven Ostner, Tel: (212) 909-6000, Fax: (212) 909-6836; (b) if to
the Company, IMC Mortgage Company, 5901 E. Fowler Avenue, Tampa, Florida 33617,Attn.: President, Tel: (813) 984-2533, Fax: (813) 984-2593; with a copy to
Mitchell W. Legler, 300A Wharfside Way, Jacksonville, Florida 32207.; and (c) and if to the Existing Lenders: (i) in the case of Aspen, to: Aspen Funding Corp. c/o Amacar Group, 6707D Fairview Road, Charlotte, North Carolina 28210,
Attn.: Douglas Johnson, tel.: (704) 375-0569,  fax: (704) 365-1362,  with a copy to: Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019,
Attn.:  Greg Amoroso,  Tel.:  (212)  469-3987,  Fax:  (212) 469-5160 and Richard
Uhlig, Tel.: (212) 469-7730,  Fax: (212) 469-5103;  (ii) in the case of GAC, to:
German American Capital Corporation, 31 West 52nd Street, New York, New York 10019, Attn.: Vijay Radhakishun, Tel.: (212) 469-8925, Fax: (212) 469-5923, with a copy to: Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019, Attn.: Greg Amoroso, Tel.: (212) 469-3987, Fax: (212) 469-5160, and
Richard Uhlig, Tel.: (212) 469-7730, Fax: (212) 469-5103; and in either case described in clause (i) or (ii) above; with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Karen Gelernt, Esq.,
Tel: (212) 504-6000, Fax: (212) 504-6666; and if to any of the

Other Existing Lenders, to such person and at the address and facsimile number provided in Schedule II hereto. Each such notice, request or other communica tion shall be effective when sent by facsimile transmission to the facsimile number or when delivered by hand to the address specified in this Section 19 or such section of Schedule II hereto, provided that a facsimile transmission shall be deemed to have been sent only so long as the transmitting machine has provided an electronic confirmation of such transmission.

         Section 20. Binding Effect; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns, including any successor of the Company by merger or any entity which purchases all or substantially all of the assets of the Company, and to each of the other Creditors, each of which is an intended third-party beneficiary hereof. Neither the Facility Lenders nor the Existing Lenders may sell, assign, participate or otherwise transfer or dispose of all or any portion of the Loan or the Existing Obligations to any Person unless such Person shall have assumed and agreed to be bound by the terms hereof by written instrument in form reasonably satisfactory to the Company and each other Creditor.

         Section 21. Counterparts; Section Headings. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which together constitute but one instrument. Except as otherwise indicated, references herein to any "Section" means a "Section" of this Agreement, and the section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                    IMC MORTGAGE COMPANY

                                    By  /s/
                                        --------------------------------
                                        Name:
                                        Title:

                                    By  /s/
                                        --------------------------------
                                        Name:
                                        Title:



                                    GERMAN AMERICAN CAPITAL
                                    CORPORATION


                                    By  /s/
                                        --------------------------------
                                        Name:
                                        Title:



                                    By  /s/
                                        --------------------------------
                                        Name:
                                        Title:




                                    ASPEN FUNDING CORP.

                                    By  /s/
                                        --------------------------------
                                        Name:
                                        Title:

                                    GREENWICH STREET CAPITAL PARTNERS II, L.P.
                                    GSCP OFFSHORE FUND, L.P.
                                    GREENWICH FUND, L.P.

                                            By:  GREENWICH STREET
                                                    INVESTMENTS II, L.L.C.,
                                                    their General Partner


                                                 By: /s/
                                                    ----------------------------
                                                    Name:
                                                    Title: Managing Member

This Intercreditor Agreement is hereby
acknowledged and agreed to by:


IMC CORPORATION OF AMERICA
IMC CREDIT CARD, INC.
IMC MORTGAGE COMPANY CANADA, LTD.
IMC SECURITIES INC.
AMERICAN HOME EQUITY CORPORATION
IMC INVESTMENT CORPORATION
IMC INVESTMENT LIMITED PARTNERSHIP
ACG FINANCIAL SERVICES (IMC), INC.
AMERICAN MORTGAGE REDUCTION, INC.
CENTRAL MONEY MORTGAGE CO. (IMC), INC.
COREWEST BANC
EQUITY MORTGAGE CO. (IMC), INC.
IMCC INTERNATIONAL, INC.
MORTGAGE AMERICA (IMC), INC.
NATIONAL LENDING CENTER, INC.
NATIONAL LENDING CENTER TILT, INC.
NATIONAL LENDING GROUP, INC.
RESIDENTIAL MORTGAGE CORPORATION (IMC), INC.


By /s/
  ----------------------------------
  Name:
  Title:


PAINE WEBBER REAL ESTATE SECURITIES INC.



By: /s/
  ----------------------------------
  Name:
  Title:

BEAR STEARNS HOME EQUITY TRUST


By: /s/
  ----------------------------------
  Name:
  Title:


BEAR STEARNS INTERNATIONAL LIMITED


By: /s/
  ----------------------------------
  Name:
  Title:

                                                                      Schedule I
                                                                          to the
                                        Deutsche Lenders Intercreditor Agreement



                             Other Existing Lenders

Master Repurchase Agreement, dated as of March 29, 1996, as amended from time to time, by and among Bear Stearns Home Equity Trust and the Company and certain of the Company's Subsidiaries.

Master Repurchase Agreement, dated as of May 1, 1997 between Bear, Stearns International Limited and Industry Mortgage Company, L.P.

Institutional Account Agreement, dated October 23, 1996, between and among Industry Mortgage Company, L.P. and Bear Stearns.

Loan and Security Agreement, dated as of February 28, 1997, between IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Industry Mortgage Company, L.P., Corewest Banc, IMC Investment Corp., and IMC Investment Limited Partnership, as borrowers, and Paine Webber Real Estate Securities, Inc., as lender.

(i) Bridge Loan and Security Agreement, dated as of October 10, 1997, as amended from time to time, by and among the Company, certain of its Subsidiaries and BankBoston N.A., to which the Facility Lenders have succeeded by assignment, and
(ii) a Loan and Security Agreement, dated December 31, 1996, as amended from time to time, by and among the Company, certain of its Subsidiaries and BankBoston N.A., to which the Facility Lenders have succeeded by assignment.

                                                                     Schedule II
                                                                          to the
                                        Deutsche Lenders Intercreditor Agreement



                    Notice Address for Other Existing Lenders


Bear, Stearns & Co., Inc.

if to Bear, Stearns: Bear Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attn: Philip M. Cedar, Tel.: (212) 272-6768, Fax: (212) 272-4933 and
Paul  Friedman,  Tel.:  (212)  272-3516,  Fax: (212)  272-6550,  with a copy to;
Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn. Barry J. Dichter, Esq., Tel.: (212) 504-6000, Fax: (212) 504-6666;

Deutsche Lenders

if to Aspen Funding, to: Aspen Funding Corp. c/o Amacar Group, 6707D Fairview Road, Charlotte, North Carolina 28210, Attn.: Douglas Johnson, tel.: (704) 375-0569, fax: (704) 365-1362, with a copy to: Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019, Attn.: Greg Amoroso, Tel.: (212) 469-3987, Fax: (212) 469-5160 and Richard Uhlig, Tel.: (212) 469-7730, Fax:
(212) 469-5103; and with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Karen Gelernt, Esq., Tel: (212) 504-6000,
Fax: (212) 504-6666

if to German American Corporation, to: German American Capital Corporation, 31 West 52nd Street, New York, New York 10019, Attn.: Vijay Radhakishun, Tel.:
(212) 469- 8925,  Fax: (212)  469-5923,  with a copy to:  Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019, Attn.: Greg Amoroso, Tel.:
(212) 469-3987,  Fax: (212) 469-5160,  and Richard Uhlig,  Tel.: (212) 469-7730,
Fax: (212) 469-5103; and in either case described in clause (i) or (ii) above; with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Karen Gelernt, Esq., Tel: (212) 504-6000, Fax: (212) 504-6666

BankBoston Facility

if to the Facility Lenders, as successors in interest to BankBoston, to: the address provided for notice to the Facility Lenders pursuant to Section 19 of the foregoing Agreement